AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT


     AGREEMENT, made as of the 27th day of May, 1998, by and among:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the "Borrower");

     The Banks which have executed this Agreement (individually, a "Bank" and, collectively, the "Banks"); and

     FLEET BANK, N.A., as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");


                       W I T N E S S E T H:

     WHEREAS:

     (A) The Borrower, the Agent and the banks signatory thereto (the "Existing Banks") entered into a certain Third Amended and Restated Loan Agreement dated as of May 28, 1997 (the "Original Loan Agreement"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "Loan Agreement");

     (B) The Borrower wishes to amend the Original Loan Agreement to, among other things, (i) increase the aggregate Total Commitment from $260,000,000 to $290,000,000, (ii) extend the A Commitment Termination Date to May 26, 2001, and (iii) extend the B Commitment Termination Date to May 26, 1999, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth;

     (C) Simultaneously with the execution and delivery hereof, Bank of Nova Scotia (the "Withdrawing Bank") is terminating its
Total Commitment under the Original Loan Agreement and shall no longer be deemed a party thereto;

     (D) Simultaneously with the execution and delivery hereof, SunTrust Bank, Nashville, N.A. (the "New Bank") has agreed to make loans to the Borrower in the amounts set forth opposite its name on its signature page hereto and the Borrower desires to accept the Total Commitment of the New Bank and to cause the New Bank to be added as a "Bank" to the Original Loan Agreement as amended hereby, and the Agent and the Banks are agreeable to the addition of the New Bank;



     (E) Certain of the Existing Banks desire to increase their respective Total Commitment to the amount set forth opposite its name on its signature page hereto and the Borrower desires to accept such increased Total Commitment;

     (F) Certain of the Existing Banks desire to reallocate their respective Total Commitment (as between its A Commitment and B Commitment) to the amounts set forth opposite its name on its signature page hereto and the Borrower desires to accept such reallocation of the Total Commitment of each of them; and

     (G)  All capitalized terms used herein which are not other-

wise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     Article 1.     Change in Total Commitments.

          Section 1.1 Total Commitments. From and after the date hereof, for purposes of the Loan Agreement, the Total Commitment of each Bank shall be the sum of the amounts set forth opposite each Bank's name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and, with respect to each Bank (other than the New Bank), such amount shall supersede and be deemed to amend the amount of its respective Total Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

          Section 1.2 Withdrawing Bank. The parties hereto acknowledge that the Total Commitment of the Withdrawing Bank under the Original Loan Agreement has been terminated. The Withdrawing Bank shall have no further duties or obligations under the Original Loan Agreement after the date hereof. The Withdrawing Bank shall duly cancel and return to the Borrower the promissory notes issued to it under the Original Loan Agreement immediately after it receives payment in full of all amounts owing to it under the Original Loan Agreement.

          Section 1.3 New Bank. The New Bank agrees with the Borrower, the Banks and the Agent that (i) it will abide by the terms of the Original Loan Agreement as amended hereby, and (ii) the Loan Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the New Bank.

          Section 1.4 Adjustment of Outstanding Loans. If any Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrower from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the aggregate amount of all of the Total Commitments, after giving effect to the additional Total Commitment of the New Bank, the increased amount of the aggregate Total Commitments and the reallocation of the amounts of the Total Commitment of certain of the Banks. The Borrower agrees and consents to the terms of this
Section 1.4.

     Article 2.     Amendments to Original Loan Agreement;
                    Substituted Notes.

          Section 2.1  The Original Loan Agreement is hereby
amended as follows:

               (a) The phrase "the amount set forth opposite such Bank's name on the signature pages hereto" appearing in the definition of the terms "A Commitment" and "B Commitment" in
Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank's name on the signature pages hereto.

               (b)  The definition of "A Commitment Termination
Date" appearing in Article 1 is amended by deleting the date "May
27, 2000" and substituting therefor the date "May 26, 2001".

               (c)  The definition of "B Commitment Termination
Date" appearing in Article 1 is amended by deleting the date "May
27, 1998" and substituting therefor the date "May 26, 1999".

               (d)  The definition of "NCB Mortgage" appearing in
Article 1 is deleted in its entirety and the following is substituted therefor:

                    "'NCB Capital' - NCB Capital Corporation, a
Delaware corporation, previously named 'NCB Mortgage
Corporation'."

               (e)  The definition of "Consolidated Debt"
appearing in Article 1 is amended by (i) deleting clause (d) thereof in its entirety, (ii)adding the word "and" at the end of clause (b) thereof, and (iii) deleting "; and" appearing at the end of clause (c) thereof and inserting a period in its place.

               (f) Subsection 2.12(c) (re Additional Interest) is amended by deleting the amount "$156,000,000" in each place it appears therein and substituting therefor the amount
"$174,000,000".

               (g) Section 2.13 is deleted in its entirety and there is substituted therefor the following:

                    "(a) The A Loans made by each Bank shall be evidenced by a single promissory note of the Borrower (each, a "Substituted A Note" and, collectively, the "Substituted A Notes") in substantially the form of Exhibit A-1 annexed to Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 by and among the Borrower, the banks signatory thereto and the Agent ("Amendment No. 1"). Each Substituted A Note shall be dated the date of Amendment No. 1, shall be payable to the order of such Bank in a principal amount equal to such Bank's A Commitment as in effect on the date of Amendment No. 1 and shall otherwise be duly completed. All A Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such A Loans shall be recorded by such Bank on the schedule attached to the relevant Substituted A Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Substituted A Note in respect of such A Loans).

                    (b)  The B Loans made by each Bank shall be
     evidenced by a single promissory note of the Borrower (each, a "Substituted B Note" and, collectively, the "Substituted B Notes") in substantially the form of Exhibit A-2 annexed to Amendment No. 1. Each Substituted B Note shall be dated the date of Amendment No. 1, shall be payable to the order of such Bank in a principal amount equal to such Bank's B Commitment as in effect on the date of Amendment No. 1 and shall otherwise be duly completed. All B Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such B Loans shall be recorded by such Bank on the schedule attached to the relevant Substituted B Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Substituted B Note in respect of such B Loans).

                    (c)  The Swing Line Loans made by the Swing
     Line Lender shall be evidenced by a single promissory note of the Borrower (the "Substituted Swing Line Note") substantially in the form of Exhibit A-3 annexed to Amendment No. 1. The Substituted Swing Line Note shall be dated the date of Amendment No. 1, shall be payable to the order of the Swing Line Lender in a principal amount equal to the Swing Line Loan Commitment and shall be otherwise duly completed. All Swing Line Loans made by the Swing Line Lender hereunder and all payments and prepayments on account of the principal thereof shall be recorded by the Swing Line Lender on the schedule attached to the Substituted Swing Line Note (provided, that any failure by the Swing Line Lender to make such endorsement shall not affect the obligations of the Borrower hereunder or under the Swing Line Note)."

               (h) Subsection 6.9(g) is deleted in its entirety and the following is substituted therefor:

                    "(g) At all times during the periods set forth below, a ratio of Consolidated Debt to Consolidated
     Adjusted Net Worth in an amount not greater than the respective ratio set forth below opposite each such period:

                                   Maximum Ratio of Consolidated
                                   Debt to Consolidated Adjusted
          Period                   Net Worth

     May 27, 1998 through and
     including May 26, 1999             8.5 : 1.0

     May 27, 1999 through and
     including May 26, 2000             9.0 : 1.0

     May 27, 2000 and at all
     times thereafter                   9.5 : 1.0

     For purposes of calculating the ratio set forth in subsection 6.9(g) above, "Consolidated Adjusted Net Worth" shall be reduced by the amount by which the sum of 75% of
     (i) 90 day overdue accounts, (ii) non-performing loans,
     (iii) real estate owned in substance foreclosure and other miscellaneous repossessions and, (iv) modified loans, exceed the reserves for credit losses established by the Borrower and its Subsidiaries."

               (i) Subsection 6.9(h) is deleted in its entirety and the following is substituted therefor:

                    "(h) Intentionally Omitted"

               (j) Section 7.9 is amended by deleting the period at the end of clause (xiv) thereof and substituting "; and" therefor and adding a new clause (xv) reading as follows:

          "(xv) 'Equity Investments' provided that (i) the aggregate amount of such Equity Investments (on a cumulative basis) does not exceed an amount equal to ten (10%) percent of Consolidated Adjusted Net Worth as at any date of determination thereof, after giving effect to any such Equity Investment, and
(ii) no single Equity Investment in any Person may be greater than $2,000,000. For purposes hereof, Equity Investment(s) shall mean the amount paid or committed to be paid in connection with the acquisition of any stock (common or preferred) or other equity securities of any Person or any obligation convertible into or exchangeable for a right, option or warrant to acquire such equity securities."

          Section 2.2 In order to evidence the Loans and the Swing Line Loan, as amended hereby, the Borrower shall execute and deliver to each Bank, as the case may be, simultaneously with the execution and delivery hereof, promissory notes payable to the order of such Bank in substantially the form of Exhibits A-1, A-2 and A-3 (in the case of the Swing Line Lender) annexed hereto (hereinafter referred to individually as a "Substituted Note" and collectively as the "Substituted Notes"). Each of the Banks (other than the New Bank) shall, upon the execution and delivery by the Borrower of its applicable Substituted Note as herein provided, mark the Notes delivered to it in connection with the Original Loan Agreement "Replaced by Substituted Note" and return them to the Borrower.

          Section 2.3 (a) All references in the Original Loan Agreement or any other Loan Document to the "Loan(s)", the "A Note(s)", the "B Note(s)", the "Swing Line Note", the "Note(s)" and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Substituted A Note(s), the Substituted B Note(s), the Substituted Swing Line Note, the Substituted Note(s) and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Amendment No. 1, the Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

               (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

               (c) All references in the Original Loan Agreement or any other Loan Document to "NCB Mortgage" or "NCB Mortgage
Corporation" shall be deemed to refer to NCB Capital.

          Section 2.4  The Original Loan Agreement and the other
Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

     Article 3.     Representations and Warranties.

          The Borrower hereby confirms, reaffirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.


     Article 4.   Conditions to Effectiveness of this Agreement.

          This Amendment No. 1 to Third Amended and Restated Loan
Agreement shall become effective on the date of the fulfillment
(to the satisfaction of the Agent) of the following conditions precedent:

               (a) This Amendment No. 1 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank.

               (b)  The Borrower shall have executed and
delivered to each Bank its Substituted A Note and Substituted B
Note and with respect to the Swing Line Lender, the Substituted
Swing Line Note.

               (c) The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 1, no Default or Event of Default shall exist, shall be true.

               (d) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

               (e) The Agent shall have received copies of the following:

                    (i)  Copies of all corporate action taken by
the Borrower to authorize the execution, delivery and performance of this Amendment No. 1, the Substituted Notes and the trans-

actions contemplated hereby, certified by its secretary;

                    (ii) A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

                    (iii) An incumbency certificate (with
specimen signatures) with respect to the Borrower.

               (f) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

     Article 5.   Miscellaneous.

          Section 5.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement", "Note(s)" and "Loan", shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Substituted Note(s) and the Loans, as amended hereby; (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

          Section 5.2 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          Section 5.3  Counterparts.  This Agreement may be
executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                         NATIONAL CONSUMER COOPERATIVE BANK,
                         D/B/A NATIONAL COOPERATIVE BANK



                         By__________________________________
                                Title

A Commitment                  FLEET BANK, N.A.,
                                as Agent and as a Bank,
$18,000,000                     and as Swing Line Lender


                              By ______________________________
                                   Name:  Thomas J. Levy
                                   Title: Vice President

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$22,000,000                   Address for Notices:

                              1185 Avenue of the Americas
                              New York, New York  10036
                              Attn: Mr. Thomas J. Levy
                                    Vice President

                              Telephone No.:  212-819-5751

                              Telecopier No.: 212-819-4112

                              Telex No. 62610 NBNA UW

A Commitment                  CREDIT SUISSE FIRST BOSTON

$15,750,000
                              By: _______________________________
                                   Name:
                                   Title:


B Commitment                  By: _______________________________
                                   Name:
$19,250,000                        Title:


                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              Credit Suisse First Boston
                              Eleven Madison Avenue
                              New York, New York 10010
                              Attn: James E. Lee

                              Telephone No.:  212-325-9104

                              Telecopier No.:  212-325-8320

A Commitment                  COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., Rabobank
$15,750,000                   Nederland, New York Branch


                              By: _______________________________
                                   Name:
                                   Title:


                              By: _______________________________
                                   Name:
                                   Title:


B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$19,250,000                   Address for Notices:

                              245 Park Avenue
                              New York, New York 10167
                              Attn: Ms. Angela Reilly
                                    Vice President

                              Telephone No.: 212-916-7826

                              Telecopier No.: 212-309-5139

A Commitment                  COMERICA BANK

$15,750,000
                              By:________________________________
                                   Name:
                                   Title:


B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$19,250,000                   Address for Notices:

                              Comerica Bank
                              500 Woodward Avenue
                              Detroit, Michigan 48226
                              Attn.: Diana Pascoe
                                     Customer Assistant

                              Telephone No.:  313-222-7806

                              Telecopier No.: 313-222-3330

A Commitment                  PNC BANK, NATIONAL ASSOCIATION

$14,625,000
                              By:________________________________
                                   Name:
                                   Title:


B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$17,875,000                   Address for Notices:

                              PNC Bank, National Association
                              1600 Market Street/21st Floor
                              Philadelphia, Pennsylvania 19103
                              Attn.: Robert Giannone
                                     Vice President


                              Telephone No.:  215-585-7630

                              Telecopier No.: 215-585-5972

                              Telex No.: 845 270

A Commitment                  BANK AUSTRIA AKTIENGESELLSCHAFT

$10,125,000
                              By:________________________________
                                   Name:
B Commitment                       Title:

$12,375,000
                              By:________________________________
                                   Name:
                                   Title:

                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              Bank Austria AG
                              565 Fifth Avenue
                              New York, New York 10017
                              Attn.: Robert Melendez, AT
                                     Loan Operations

                              Telephone No.: 212-880-1173

                              Telecopier No.: 212-880-1180

                              Telex No.: 425605

A Commitment                  FIRST UNION NATIONAL BANK
                              (formerly Signet Bank)
$9,000,000

                              By:________________________________
                                   Name:
                                   Title:

B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$11,000,000                   Address for Notices:

                              First Union National Bank
                              Non-Profit Financial Services Group
                              1970 Chain Bridge Road
                              McLean, Virginia 22102

                              Attn.: Mr. David Ryder
                                     Senior Vice President

                              Telephone No.: 703-760-6183

                              Telecopier No.: 703-760-5779

A Commitment                  SUNTRUST BANK, NASHVILLE, N.A.

$7,875,000
                              By:________________________________
                                   Name:
B Commitment                       Title:

$9,625,000

                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              SunTrust Bank, Nashville, N.A.
                              201 Fourth Avenue North
                              Nashville, Tennessee 37219
                              Attn.: Richard B. Boring, Jr.
                                     Vice President

                              Telephone No.: 615-748-4314

                              Telecopier No.: 615-748-5161

A Commitment                  FIRST NATIONAL BANK OF MARYLAND

$7,875,000
                              By:_______________________________
                                   Name:
                                   Title:


B Commitment                  Lending Office for Prime Rate
                              Loans and LIBOR Loans and
$9,625,000                    Address for Notices:

                              First National Bank of Maryland
                              Financial Institutions Division
                              P.O. Box 1596 (101-710)
                              Baltimore, Maryland 21203

                              Attn: Ms. Deb Hamilton
                                    Operations Specialist

                              Telephone No.: 410-244-4434

                              Telecopier No.: 410-244-4234

A Commitment                  UNION BANK OF CALIFORNIA, N.A.

$7,875,000


B Commitment                  By ______________________________
                                   Name:  James L. Chappel
                                   Title: Vice President
$9,625,000
                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              Union Bank of California, N.A.
                              445 So. Figueroa Street
                              Los Angeles, California 90071
                              Attn: James L. Chappel
                                    Vice President
                              Telephone No.: 213-236-4086
                              Telecopier No.: 213-236-5548

A Commitment                  DG BANK DEUTSCHE GENOSSENSCHAFTBANK
                              CAYMAN ISLANDS BRANCH

$7,875,000
                              By:_______________________________
                                  Name:
                                  Title:
B Commitment

                              By:_______________________________
$9,625,000                        Name:
                                  Title:

                              Lending Office for Prime Rate
                              Loans and LIBOR Loans and
                              Address for Notices:

                              DG Bank Deutsche Genossenschaftbank
                              Cayman Islands Branch
                              609 Fifth Avenue
                              New York, New York 10017
                              Attn: Edward Thome
                              cc:   Paul Connolly

                              Telephone No.: 212-745-1464

                              Telecopier No.: 212-745-1422/1566

                              Telex No.  666888 MCI

                             EXHIBITS



A-1  Form of Substituted A Note

A-2  Form of Substituted B Note

A-3  Form of Substituted Swing Line Note

                          EXHIBIT A-1
                       TO AMENDMENT NO. 1
         TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          BY AND AMONG
               NATIONAL CONSUMER COOPERATIVE BANK
                               AND
                  CERTAIN BANKS NAMED THEREIN
                              AND
           FLEET BANK, N.A., AS AGENT FOR THE BANKS


                    FORM OF SUBSTITUTED A NOTE



[A Commitment Amount]                            Due May 26, 2001


     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK, (the "Borrower"), hereby promises to
pay to the order of [        ] (the "Bank") by payment to the
Agent for the account of the Bank the principal sum of [amount of A Commitment] ($__________) Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the A Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 26, 2001.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this A Note (or on any continuation thereof) the amount, type, due date and interest rate of each A Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such A Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This A Note is one of the Notes referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998(as so amended, the "Loan Agreement") among the Borrower, the Banks and Fleet Bank, N.A., as Agent for the Banks and evidences the A Loans made by the Bank thereunder. [This Substituted A Note supersedes and is given in substitution for the A Note dated May 28, 1997 made by the Borrower to the order of the Bank in the original principal
amount of $         but does not constitute a novation,
extinguishment or termination of the obligations evidenced thereby.] Capitalized terms used in this A Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this A Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason-

able attorneys' fees in case default occurs in the payment of this A Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This A Note has been executed and delivered this 27th day of May, 1998 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK


                              By:________________________________
                                                            Title

                 SCHEDULE TO SUBSTITUTED A NOTE
          MADE BY NATIONAL CONSUMER COOPERATIVE BANK
               IN FAVOR OF _____________________


     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:

             Prin.                    Int.    Amt. of
Date Made    Amt. of Type of Due Date Rate on Payment or Balance     Notation
or Converted Loan    Loan    of Loan  Loan    Prepayment Outstanding made by

                       TO AMENDMENT NO. 1
         TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          BY AND AMONG
              NATIONAL CONSUMER COOPERATIVE BANK
                              AND
                  CERTAIN BANKS NAMED THEREIN
                              AND
           FLEET BANK, N.A., AS AGENT FOR THE BANKS

                   FORM OF SUBSTITUTED B NOTE


[B Commitment Amount]                   Due May 26, 1999


     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to
pay to the order of [        ] (the "Bank") by payment to the
Agent for the account of the Bank the principal sum of [amount of B Commitment] ($__________) Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the B Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 26, 1999.

     The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this B Note (or on any continuation thereof) the amount, type, due date and interest rate of each B Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such B Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

     This B Note is one of the Notes referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 (as so amended, the "Loan Agreement") among the Borrower, the Banks, and Fleet Bank, N.A., as Agent for the Banks and evidences the B Loans made by the Bank thereunder. [This Substituted B Note supersedes and is given in substitution for the B Note dated May 28, 1997 made by the Borrower to the order of the Bank in the original principal
amount of $         but does not constitute a novation,
extinguishment or termination of the obligations evidenced thereby.] Capitalized terms used in this B Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this B Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason-

able attorneys' fees in case default occurs in the payment of this B Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This B Note has been executed and delivered this 27th day of May, 1998 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK


                              By:________________________________
                                                      Title

                 SCHEDULE TO SUBSTITUTED B NOTE
          MADE BY NATIONAL CONSUMER COOPERATIVE BANK
               IN FAVOR OF _____________________


     This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:

             Prin.                     Int.    Amt. of
Date Made    Amt. of Type of Due Date  Rate    Payment or Balance     Notation
or Converted Loan    Loan    of Loan   on Loan Prepayment Outstanding made by

                          EXHIBIT A-3
                       TO AMENDMENT NO. 1
         TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
                          BY AND AMONG
               NATIONAL CONSUMER COOPERATIVE BANK
                  CERTAIN BANKS NAMED THEREIN
                              AND
                       FLEET BANK, N.A.,
                     AS AGENT FOR THE BANKS

               FORM OF SUBSTITUTED SWING LINE NOTE

$20,000,000                                      Due May 26, 1999

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to pay to the order of FLEET BANK, N.A. (the "Bank") by payment to the Bank the principal sum of TWENTY MILLION DOLLARS ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swing Line Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately avail-

able funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 26, 1999.

     The Borrower further promises to pay to the order of the Bank by payment to the Bank interest on the unpaid principal amount of each Swing Line Loan from the date such Swing Line Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this Swing Line Note (or on any continuation thereof) the amount, due date and interest rate of each Swing Line Loan made by the Bank under the Loan Agreement and the amount of each payment of principal and the amount of each payment of interest of each such Swing Line Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Swing Line Loans. Such notations shall be deemed correct, absent manifest error.

     This Swing Line Note is the Swing Line Note referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998 (as so amended, the "Loan Agreement") among the Borrower, the Banks and Fleet Bank, N.A., as Agent for the Banks and evidences the Swing Line Loans made by the Bank thereunder. Capitalized terms used in this Swing Line Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default, under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reason-

able attorneys' fees in case default occurs in the payment of this Swing Line Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Swing Line Note has been executed and delivered this 28th day of May, 1998 in New York, New York, and shall be construed in accordance with and governed by the laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK



                              By:________________________________
                                                    Title

         SCHEDULE TO SECOND SUBSTITUTED SWING LINE NOTE
           MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                  IN FAVOR OF FLEET BANK, N.A.


     This Swing Line Note evidences the Swing Line Loans made under the within described Agreement, in the principal amounts, and on the dates set forth below, subject to the payments set forth below:

      Prin.              Int.
Date  Amt. of  Due Date  Rate on  Amt. of   Balance      Notation
Made  Loan     of Loan   Loan     Payment   Outstanding  made by